Exhibit 32.2

                CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                      AND PRINCIPAL FINANCIAL OFFICER
                     PURSUANT TO 18 U.S.C. SECTION 1350
                           AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of International Telecommunications, Inc. (formerly EarthNetMedia, Inc.) (the "Company") on Form 10-QSB/A for the quarter ended September 30, 2004, Felizian Paul hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

                 a. the quarterly report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

                 b. the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Felizian Paul
-------------------------------------------------
Felizian Paul, Chairman of the Board of Directors
and Chief Financial Officer
(Principal Financial Officer)
August 19, 2005